                                                                    Exhibit 32.2

                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of RelationServe Media, Inc., (the
"Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Adam
Wasserman, Principal Financial Officer of the Company, certify, pursuant to 18
U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that, to my knowledge:

         (1)   The Report fully complies with the requirements of Section 13 (a)
               of 15 (d) of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 20, 2006

                                              /s/ Adam Wasserman
                                              --------------------------------
                                              Name: Adam Wasserman
                                              Title: Principal Financial Officer